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                                                                  EXHIBIT 10.6

                    STOCK PURCHASE AND STOCK OPTION AGREEMENT


THIS AGREEMENT is made and entered into as of this 15th day of January, 1998, between nFront, Inc. ("nFront" or "Company") and CNL Financial Corporation and Subsidiaries ("CNL"), both Georgia corporations.

NOW, THEREFORE, in consideration of the recitals and of the respective covenants, representations and agreements herein contained, it is hereby covenanted and agreed between the parties that they shall carry out and consummate the following Stock Purchase and Stock Option Agreement ("Agreement"):

                                 STOCK PURCHASE

nFront, in reliance on the representations, warranties and covenants of CNL contained herein and subject to the terms and conditions of this Agreement, shall issue and sell 23,018 shares of the common stock of nFront, Inc. ("Stock") for the purchase price of $13.0333 per share. CNL, in reliance on the representations, warranties and covenants of the Company contained herein and subject to the terms and conditions of this Agreement, shall purchase 23,018 shares of the Stock (representing 2.25% of the outstanding stock at the date of signing) for the purchase price of $13.0333 per share, the aggregate purchase price of which will be paid by CNL at the Closing in cash.

                                  STOCK OPTION

In consideration of the performance described below and in addition to the Stock Purchase Stock, nFront hereby agrees to grant to CNL Performance Options ("Options") to purchase Stock on the terms set forth below:

TERMS
1. If 25 contracts are obtained on or prior to September 30, 1998, then nFront will issue Options to CNL for the purchase of 14,464 shares. If, during this period, contracts are obtained with less than 25 but greater than 16 banks, then the number of share Options to be issued will be prorated equally from 17 to 25 banks. The strike price for all shares shall be $13.0333 per share. The exercise of the Options shall expire on September 30, 2001.

2. If 75 contracts are obtained on or prior to January 1, 2000, then nFront will issue Options to CNL for the purchase of 14,464 shares. If contracts are obtained with less than 75, but greater than 50 Banks, then the number of share Options to be issued will be prorated equally from 51 to 75 Banks. The strike price for all shall be $13.0333 per share. The exercise of the Options shall expire on September 30, 2001.

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"Contract" shall be defined as a signed agreement between nFront and a licensed banking institution in which the banking institution agrees to purchase nFront's NHOMETM product (or a similar internet banking product) where CNL acts as Reseller.

EXERCISE

The Options will be exercisable by notice in writing sent to the Company by certified or registered mail not later than 30 days prior to the expiration date of the Options. Any Options not exercised will terminate.

                 MUTUAL PROVISIONS RESPECTING THE STOCK PURCHASE
                                AND STOCK OPTION

1. CLOSING. The Stock Purchase and Stock Option Closings (herein the "Closing") shall take place at the offices of nFront on January 15, 1998 or at such other time and place as shall be mutually agreed upon by CNL and nFront.

         At the Closing, nFront shall deliver, free and clear of all liens, encumbrances, claims and other charges thereon of every kind, the certificates for the shares of the Stock duly endorsed with appropriate stock transfer powers attached to CNL upon delivery by CNL to nFront of the cash payment.

2. DAMAGES. Each of the parties hereto shall be liable to each other party for a material breach of its representations, warranties and covenants which results in a failure to perform, but then only to the extent of the expenses incurred by the other party in connection with the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. The Company represents and warrants to CNL as follows:

3.1 ORGANIZATION, STANDING, QUALIFICATION AND CAPITALIZATION. The Company is a corporation duly organized validly existing and in good standing under the laws of Georgia and has the corporate power to perform its business as presently conducted. A complete and correct copy of the Articles of Incorporation and all amendments thereto of the Company and a complete and correct copy of its By-Laws and all amendments thereto, will be delivered to CNL within 10 days from the date hereof. The Company is duly qualified to do business and is in good standing in Georgia and the conduct of its business or the ownership of its property does not require such qualification in any other jurisdiction.

         The total authorized capital stock of the Company consists of 5,000,000 shares of Common Stock, no par value, of which 1,000,000 shares are presently validly issued and outstanding, fully paid and non-assessable.

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         The present shareholders of the Company and their respective shares are as follows:

                                                     NUMBER OF
         NAME:                                         SHARES:

         Tripp Rackley                                435,000
         Brady L. Rackley                             435,000
         Derek Porter                                  75,000
         Steven Neel                                   25,000
         James A. Verbrugge                            15,000
         Tom E. Greene                                 15,000
                                    TOTAL           1,000,000

3.2 STOCK OWNERSHIP. The Company has full legal power and all authorization required by law to transfer and deliver said stock in accordance with this Agreement.

3.3 LITIGATION. There is no litigation, proceeding or governmental investigation pending or to the knowledge of the Company threatened, against or related to the Company, or its properties or business, the Company is not in default with respect to any order, writ, injunction or decree of any court or federal, state, municipal or governmental department, commission, board, bureau, agency or instrumentality.

3.4 ABSENCE OF DEFAULT. The Company is not in default in the performance, observance or fulfillment of any material obligation, covenant or condition contained in any debenture or note, or contained in any conditional sale, or loan or other borrowing agreement to which the Company is a party.

3.5 COMPLIANCE WITH LAWS. The Company has complied with and is not in default under, or in violation of, any laws, ordinances, rules, regulations or orders (including, without limitation, any safety, health or trade laws, ordinances, rules, regulations or orders) applicable to the operations, businesses or properties of the Company which materially and adversely affect or, so far as the Company can now foresee, may in the future materially and adversely affect, the combined businesses, operations, prospects, properties, assets or condition, financial or otherwise, of the Company.

3.6 DISCLOSURE. No representation or warranty by the Company in this Agreement contains any untrue statement of material facts or omits to state any material fact necessary to make any statement herein not misleading.

3.7 DILUTION. Notwithstanding the above, if there should be a sale of the Company's Stock to a third party prior to September 30, 1998 at a price below $13.0333 per share, then the strike price of any Options, the rights to which are obtained on or prior to September 30, 1998, pursuant to this Agreement, shall be adjusted to 110% of the price at which the new Stock is sold; however, such strike price shall not be below $11.00 per share or above $13.0333 per share. The provisions of this paragraph are intended to apply to sales of

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         stock to outside parties and shall not apply in the case of a sale of a majority of the stock or assets of the Company or a sale or other distribution of stock to employees, directors or advisors of the Company.

4. REPRESENTATIONS AND WARRANTIES OF BUYER. CNL represents and warrants to the Company that:

4.1 ORGANIZATION, GOOD STANDING AND AUTHORITY. CNL is a corporation duly organized, validly existing and in good standing under the laws of Georgia, and has full corporate power and authority to own its properties and assets and to carry on its business as it has been and is now conducted. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby are within the corporate power of CNL and have been duly authorized by all necessary corporate and other action. This Agreement constitutes the valid obligation of CNL legally binding upon it in accordance with its respective terms.

4.2 VALIDITY OF CONTEMPLATED TRANSACTIONS. Neither the execution and delivery of this Agreement nor the consummation of the transactions provided herein will violate any agreement to which CNL is a party or by which it is bound or any law, order or decree or any provision of the Certificate of Incorporation or By-Laws of CNL.

4.3 INVESTMENT REPRESENTATIONS. The Stock being delivered pursuant to the provisions of this Agreement will be held by CNL for its own account and not with a view to, or for resale in connection with, the distribution thereof. Further, CNL has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Stock; further, CNL understands that the Stock (including any Options purchased hereunder) may not be sold, transferred, or otherwise disposed of without registration under the Securities Acts or an exemption therefrom, and that in the absence of an effective registration statement covering such Stock or an available exemption from registration under the Securities Acts the shares of such stock must be held indefinitely, except pursuant to the Shareholders' Agreement attached as Appendix B herein.

4.4      LITIGATION.

         (a) There is no litigation, proceeding or governmental investigation pending, or to the knowledge of the officers and directors of CNL, against or relating to CNL, or its Properties or business, except in the normal course of business, other than those described in CNL's 1996 Annual Report and listed in Appendix A attached hereto; and

         (b) CNL is not knowingly in default with respect to any order, writ, injunction or decree of any court or federal, state, municipal or governmental department, commission, board, bureau, agency or instrumentality.

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5.       CONDUCT OF BUSINESS PENDING CLOSING. The Company represents, warrants and agrees that, pending the Closing:

5.1 ACCESS. The Company was heretofore made available to the Purchaser the most recent business plan of the Company. CNL and its officers, attorneys, accountants and representatives shall be permitted to examine the property, books and records of the Company and such officers, attorneys, accountants and representatives shall be afforded access to such property, books, records and titles, and the Company will upon request furnish CNL with any information reasonably required in respect to the Company's property, assets and business after providing reasonable notice and during normal business hours.

5.2 AUDIT AND TERMINATION. Within 90 days following each Company Fiscal Year, the Company shall deliver to CNL a balance sheet of the Company and a statement of operations of the Company for the year ended prepared in accordance with generally accepted accounting principles, applied on a consistent basis.

6. CONDITIONS PRECEDENT TO CNL'S OBLIGATIONS. All obligations of CNL under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

6.1 REPRESENTATIONS AND WARRANTIES. The Company's representations and warranties contained in this Agreement or in any list, certificate or document delivered pursuant to the provisions hereof shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time.

6.2 COMPLIANCE WITH AGREEMENTS. The Company shall have performed or complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

7.0 CONDITIONS PRECEDENT TO COMPANY'S OBLIGATIONS. All obligations of the Company under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

7.1 REPRESENTATIONS AND WARRANTIES. CNL's representations and warranties contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time.

7.2 COMPLIANCE WITH AGREEMENTS. CNL shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with prior to or at the Closing.

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8.       BROKER FEES. nFront represents and warrants to CNL that they have not engaged or dealt with any broker fee or commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby, except for Tom E. Greene whose fees shall be paid by the Company. CNL represents and warrants to the Company that neither it nor any corporate affiliate has engaged or dealt with any broker or other person who may be entitled to any brokerage fee or commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby. Each of the parties hereto shall indemnify and hold the other harmless against any and all claims, losses, liabilities or expenses which may be asserted against such other party as a result of such first mentioned party's dealings, arrangements or agreements with any such broker or person.

9. EXPENSES. The Company shall bear its expenses and CNL shall bear its expenses in connection with the Agreement and the transactions contemplated thereby.

10. ANNOUNCEMENTS. CNL and the Company will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees or customers.

11. FURTHER ACTIONS AND ASSURANCES. CNL and the Company will execute and deliver any and all documents, and will cause any and all other action to be taken, either before or after Closing, which may be necessary or proper to effect or evidence the provisions of this Agreement and the transactions contemplated hereby.

12. CONTENTS OF AGREEMENTS; PARTIES IN INTEREST. This Agreement sets forth the entire understanding of the parties. Any previous agreements or understandings between the parties regarding the subject matter hereof are merged into and superseded by this Agreement. All representations, warranties, covenants, terms, conditions and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors of the Company and CNL.

13. GEORGIA LAW TO GOVERN. This Agreement is being delivered and is intended to be performed in the State of Georgia and shall be construed and enforced in accordance with the laws thereof.

14. SECTION HEADINGS AND GENDER. The Section headings herein have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof.

15. NOTICES. All notices, requests and other communications which are required or permitted hereunder shall be sufficient if given in writing and delivered personally or by registered or certified mail, postage prepaid, to the business address of the recipient.


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16.      CONFIDENTIAL INFORMATION. Notwithstanding any termination of this
         Agreement, CNL and its corporate affiliates and its representatives agree to hold in confidence any information not generally available to the public or the trade received by them from the Company pursuant to the terms of this Agreement. If this Agreement is terminated for any reason, CNL, its corporate affiliates and its representatives will continue to hold such information in confidence and will, to the extent requested by the Company, promptly return to the Company all written material furnished to CNL, its corporate affiliates or its representatives pursuant hereto.

         Similarly, Company and its representatives agree to hold in confidence any information not generally available to the public or the trade received by them from CNL pursuant to the terms of this Agreement. If this Agreement is terminated for any reason, the Company, its corporate affiliates and its representatives will continue to hold such information in confidence and will, to the extent requested by CNL, promptly return to CNL all written material furnished to the Company, its corporate affiliates or its representatives pursuant hereto.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

NFRONT, INC.                             CNL FINANCIAL CORPORATION


By:      /s/ Tripp Rackley               By:      /s/ Steve Smith, EVP/CFO
     -------------------------                ---------------------------------
Date:    1/15/98                         Date:    1/15/98
     -------------------------                ---------------------------------




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